Rule 497(e)
                                                        Registration No. 33-8982


                             The Victory Portfolios
                    National Municipal Bond Fund (the "Fund")
                       Supplement Dated February 16, 1996
   to the Prospectus dated September 1, 1995, as Supplemented January 29, 1996


         Effective February 19, 1996, the information set forth under the heading "Summary of Fund Expenses - Shareholder Transaction Expenses" has been restated as follows.

         SHAREHOLDER TRANSACTION EXPENSES (1). These represent charges paid when you purchase, redeem or exchange shares of the Fund. See "How to Invest, Exchange and Redeem."

                                                     CLASS A        CLASS B

         Maximum Sales Charge Imposed on Purchases     4.75%          None
         (as a percentage of the Offering Price)


         Investors wishing to obtain more information should call the Fund's Transfer Agent, Primary Funds Service Corporation, without charge at (800) 539-3863.